Exhibit 10.34

NOTICE OF CONVERSION

TO: Lucid, Inc.

Pursuant to the terms and conditions of that certain Agreement dated as of July 9, 2010 between Northeast LCD Capital, LLC (“Northeast”) and Lucid, Inc. (“Lucid”), as amended by Amendment No. 1 dated as of June 16, 2011 (as so amended, the “Agreement”), Northeast hereby irrevocably elects to take payment of the Fee, as that term is defined in the Agreement, in the form of shares of the common stock of Lucid, provided only that the IPO, as that term is defined in the Agreement, occurs prior to January 1, 2012, and requests that the certificate for such shares be issued in the name of and delivered to Northeast LCD Capital, LLC, c/o C. Wesley Crowell, Bergen & Parkinson, LLC, 62 Portland Road, Suite 25, Kennebunk, Maine 04043.

Dated: September 2, 2011	Northeast LCD Capital, LLC

	By:	/s/ C. Wesley Crowell
	Name:	C. Wesley Crowell
	Title:	Manager

Agreed and accepted this 2nd day of September, 2011:

Lucid, Inc.

By:	/s/ Jay M. Eastman
Name:	Jay M. Eastman
Title:	Chief Executive Officer